Note 33 - Employee Benefits - DWS Share based Plans (Detail) - DWS Share-Based Plans [Domain Member] - EUR (€)	Dec. 31, 2021	Dec. 31, 2020
DWS Share based Plans [Line Items]
Units (in thousands)	948	1,254
Fair value	€ 10.99	€ 10.68
Share price	35.48	34.80
Exercise price	€ 24.65	€ 24.65
Expected volatility (weighted-average, in percent)	32.00%	33.00%
Expected life (weighted-average, in years)	4	5
Expected dividends (in percent of income)	65.00%	65.00%